UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTION, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 6, 2002

MANUFACTURERS’ SERVICES LIMITED

(Exact name of registrant as specified in charter)

DELAWARE	001-15883	04-3258036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 BAKER AVENUE, CONCORD, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 287-5630

NOT APPLICABLE

(Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1                           Press Release dated February 6, 2002 announcing fourth quarter and full fiscal year financial results.

ITEM 9.  REGULATION FD DISCLOSURE

In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

MSL is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this Report.

Statements contained in this Form 8-K which are not historical facts are forward-looking statements which involve risks and uncertainties.  Actual results to differ materially from those expressed in these forward looking statements as a result of a number of important factors.  These factors include systems failures, technological changes, volatility of securities markets, government regulations and economic conditions, changes in customer demands, competition in the areas in which the company conducts its operations as well as the risks described in the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission.  The forward-looking statements made in this Report represent the Company’s estimates as of the date of this Report and the Company assumes no obligation to update these forward-looking statements even if subsequent events cause the Company’s estimates to change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

MANUFACTURERS’ SERVICES LIMITED
(Registrant)

Date:	February 25, 2002

By:	s/	Albert A. Notini
Albert A. Notini
Executive Vice President and
Chief Financial Officer